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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported):  July 22, 1994

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                           OLYMPUS CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)

            UTAH                      0-11130                 87-0166750
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(State or other jurisdiction  (Commission File No.)          (IRS Employer
    of incorporation)                                     Identification No.)


                              115 SOUTH MAIN STREET
                           SALT LAKE CITY, UTAH 84111
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          (Address of principal executive offices, including zip code)


                                 (801) 325-1000
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              (Registrant's telephone number, including area code)



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ITEM 5.        OTHER EVENTS.

     On July 22, 1994, Olympus Capital Corporation (the "Company") and its subsidiary Olympus Bank, a Federal Savings Bank, signed a definitive Agreement for Merger (the "Agreement") with Washington Mutual Savings Bank, Seattle, Washington ("Washington Mutual") and its subsidiary Washington Mutual Federal Savings Bank. Pursuant to the Agreement, the Company will be merged into Washington Mutual and each share of the Company's common stock will be exchanged for $15.50 worth of Washington Mutual common stock, based on the average closing price for the ten trading days immediately preceding the third trading day before the effective date. However, if the average price of the Washington Mutual common stock falls below $18.00, Washington Mutual may elect to purchase up to 49% of the Company's stock with cash. The total purchase price is anticipated to be approximately $52.1 million. For information regarding the terms of the proposed transaction, reference is made to the Agreement and the Company's press release dated July 25, 1994, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.

     The Company has also entered into a Stock Option Agreement with Washington Mutual pursuant to which it has issued a stock option to Washington Mutual for the purchase of up to approximately 9.9% of the Company's common stock under certain conditions. For information regarding the terms of the stock option, reference is made to the Stock Option Agreement dated July 22, 1994, which is attached hereto as Exhibit 2.2 and incorporated herein by reference.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.


     EXHIBITS
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       2.1          Agreement for Merger dated July 22, 1994
       2.2          Stock Option Agreement dated July 22, 1994
      99.1          Press Release dated July 25, 1994


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        OLYMPUS CAPITAL CORPORATION



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                                        A. Blaine Huntsman, Chairman and
                                           Chief Executive Officer

Date: July _____, 1994.